FORWARD FUNDS

Supplement dated January 24, 2017

to the

Salient Adaptive Balanced Fund and Salient Adaptive Income Fund Investor Class and Institutional Class Prospectus, and the

Salient Adaptive Balanced Fund and Salient Adaptive Income Fund Class A and Class C Prospectus

each dated May 1, 2016, as supplemented.

IMPORTANT NOTICE REGARDING CHANGES TO PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, SECURITY TYPES, AND DISCUSSION

OF PRINCIPAL AND NON-PRINCIPAL RISKS

PRINCIPAL INVESTMENT STRATEGIES

Effective January 24, 2017, the Principal Investment Strategies for the Salient Adaptive Balanced Fund are replaced in their entirety with the following:

The Fund is a risk-targeted portfolio that invests in other Salient Funds (the “Underlying Funds”), exchange-traded funds, exchange-traded notes, futures and other derivatives in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. Risk-targeted means a portfolio management process by which the Advisor seeks to maintain a consistent, chosen level of risk as measured by the annualized standard deviation of returns. The portfolio targets a constant volatility level that is similar to the long-term volatility of the Adaptive Balanced Blended Index, which consists of 60% MSCI World Index and 40% of the Barclays Global Aggregate Index, while simultaneously seeking to provide a balance of growth and income with a moderate correlation to overall equity and bond markets. The Fund’s advisor, Forward Management, LLC d/b/a Salient (“Salient Management” or the “Advisor”), uses a dynamic quantitative model to measure and allocate based on current and expected market conditions which include but are not limited to correlation, volatility, and price momentum.

Also effective January 24, 2017, the Principal Investment Strategies for the Salient Adaptive Income Fund are replaced in their entirety with the following:

The Fund is a risk-targeted portfolio that invests in other Salient Funds (the “Underlying Funds”), exchange-traded funds, exchange-traded notes, futures and other derivatives in order to gain exposure to a range of income-producing global equity markets, global interest rate markets, and global credit markets. The portfolio targets a constant volatility level that is similar to the long-term volatility of the Adaptive Income Blended Index, which consists of 85% Barclays Global Aggregate Bond Index and 15% of the MSCI All Country World Index, while simultaneously seeking to maximize yield. The Fund’s advisor, Forward Management, LLC d/b/a Salient (“Salient Management” or the “Advisor”), uses a dynamic quantitative model to measure and allocate based on current and expected market conditions which includes but is not limited to correlation, volatility and asset class yield.

PRINCIPAL RISKS

Effective January 24, 2017, the first paragraph under Principal Risks for the Salient Adaptive Balanced Fund and the Salient Adaptive Income Fund is replaced with the following:

Any of the investments made by the Fund can result in an investment loss, which may be significant. The Fund is exposed to the same risks as the Underlying Funds in which the Fund invests in direct proportion to the allocation of its assets among the Underlying Funds. The following principal risks are principal risks of the Underlying Funds which in the aggregate also constitute principal risks of the Fund by virtue of its investment in the Underlying Funds, as well as the principal risks of the Fund’s own investments:

SECURITY TYPES

Effective January 24, 2017, Security Types of the Allocation Funds is replaced in its entirety with the following:

Salient Adaptive Balanced Fund and Salient Adaptive Income Fund (each an “Allocation Fund” and collectively, the “Allocation Funds”) invest in Class Z shares of other funds within the complex which is comprised of all funds that are a part of Salient MF Trust and Forward Funds (collectively the “Salient Funds”) and Class I shares of certain of the related investment companies managed by subsidiaries of Salient Partners, L.P. (“Salient”). If a particular underlying Fund does not currently offer Class Z shares, then the Allocation Funds invest in Institutional Class shares of the underlying Fund. In addition, the Allocation Funds may also invest directly in exchanged-traded funds, exchange-traded notes, futures and other derivatives, short-term instruments, such as repurchase agreements, and obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including government-sponsored enterprises (“U.S. Government Securities”). For a more detailed description of the security types in which the Allocation Funds invest, please see “Security Types of the Funds” below.

DISCUSSION OF PRINCIPAL AND NON-PRINCIPAL RISKS

Effective January 24, 2017, footnote (1) to the table under Discussion of Principal and Non-Principal Risks is replaced in its entirety with the following:

(1) The Fund is a “fund of funds” that invests in Underlying Funds. With the exception of “Allocation” risk, “Derivatives” risk, “Exchange-Traded Funds (ETFs)” risk, “Exchange-Traded Notes (ETNs)” risk, and “Securities Issued by Other Investment Companies” risk which are direct principal risks of the Fund, any risks set forth in the chart above with respect to the Fund are risks of the Underlying Funds, which in the aggregate also constitute risks of the Fund by virtue of its investment in the Underlying Funds

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP ADP INC & ADP BAL STRAT 01242017

FORWARD FUNDS

Supplement dated January 24, 2017

to the

Salient Adaptive Balanced Fund and Salient Adaptive Income Fund Statement of Additional Information

dated May 1, 2016, as supplemented.

Effective January 24, 2017, the third paragraph under Determination of Share Price—Net Asset Value is replaced with the following:

The assets of each Allocation Fund include Class Z shares or Institutional Class shares of other Salient FF Funds and Class I shares of the Salient MF Funds, which are valued at their respective NAVs.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP ADP INC & ADP BAL STRAT SAI 01242017